SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 17, 2001

                                DYNAMIC I-T, INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                        0-10065                    82-0379959
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(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)

2504 11th Street, Santa Monica, CA                          90405
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(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:         (310) 392-8179
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Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

                None.

Item 4.     Changes in Registrant's Certifying Accountant

                None.

Item 5.     Other Events

                On August 1, 2001, at a Special Meeting, the shareholders voted to approve the sale of Banknet to CCC (Consolidated Communications Corporation of Ireland) for 5,605,213 shares of common stock in CCC which will be distributed pro rata to the company's shareholders.

Item 6.     Resignation and Appointment of Directors

                None.

Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

                None.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 17, 2001                    DYNAMIC I-T, INC.



                                         By: /s/ Spencer H. Young
                                            ------------------------------------
                                         Spencer H. Young, President